Exhibit 10.24

THIRD AMENDMENT TO MANAGEMENT AGREEMENT
(NP Opco LLC)
This THIRD AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of October 30, 2013 by and between NP OPCO LLC, a limited liability company organized under the laws of Nevada (“Owner”), and FE OPCO MANAGEMENT LLC, a limited liability company organized under the laws of Delaware. Each party named above is hereinafter referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Management Agreement (as defined below).
RECITALS
WHEREAS, the Parties have heretofore entered into that certain Management Agreement dated as of June 16, 2011 (as amended by the First Amendment to Management Agreement dated as of April 26, 2012 entered into by the parties hereto and the Second Amendment to Management Agreement dated as of April 25, 2013 entered into by the parties hereto, and as further amended, supplemented or otherwise modified and in effect on the date hereof, the “Management Agreement”); and
WHEREAS, NP Fiesta LLC, a limited liability company organized under the laws of Nevada, NP Gold Rush LLC, a limited liability company organized under the laws of Nevada, NP Lake Mead LLC, a limited liability company organized under the laws of Nevada, NP LML LLC, a limited liability company organized under the laws of Nevada, NP Magic Star LLC, a limited liability company organized under the laws of Nevada, NP Rancho LLC, a limited liability company organized under the laws of Nevada, NP Santa Fe LLC, a limited liability company organized under the laws of Nevada, NP Texas LLC, a limited liability company organized under the laws of Nevada, NP Green Valley LLC, a limited liability company organized under the laws of Nevada and NP Auburn Development LLC, a limited liability company organized under the laws of California are each wholly-owned subsidiaries of Owner and “Property Owners” under and as defined in the Management Agreement.
AGREEMENT
NOW THEREFORE, in consideration for the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the Parties hereby agree as follows:
1.Amendment to the Management Agreement.

Section 8.3(a)(4) of the Management Agreement is hereby amended by adding the following sentence to the end thereof:
“The requirements of this Section 8.3(a) shall be deemed by Owner to be fully and timely performed by Manager hereunder for all purposes if (i) FE Propco Management LLC, a Delaware limited liability company (“Propco Manager”)

timely performs its obligations to Station Casinos LLC, (“Propco Owner”) pursuant to Section 8.3(a) of the Propco Management Agreement and (ii) such reporting by Propco Manager under Section 8.3(a) of the Propco Management Agreement includes or incorporates such information with respect to the Managed Properties as otherwise would have been provided by Manager pursuant to this Section 8.3(a).”

2.	Mutual Representations, Warranties, and Covenants.

Each Party makes the following representations and warranties, solely with respect to itself, to each other Party:

a.
Enforceability. The Management Agreement as amended by this Amendment is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

b.
Power and Authority. Such Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Management Agreement as amended by this Amendment.

c.
Authorization. The execution and delivery of this Amendment and the performance of its obligations under the Management Agreement as amended by this Amendment have been duly authorized by all necessary action on its part. This Amendment has been duly and validly executed and delivered by such Party.

3.    Management Agreement in Full Force and Effect.
Except as expressly modified by this Amendment, the Management Agreement remains in full force and effect pursuant to its terms. All references to the Management Agreement in other documentation between the Parties shall be deemed to be a reference to the Management Agreement as amended by this Amendment.
4.    Miscellaneous Terms.
The provisions of Sections 17.4, 17.5, 17.6, 17.8, and 17.11 of the Management Agreement are applicable to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
NP OPCO LLC,
a Nevada limited liability company

By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP FIESTA LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP GOLD RUSH LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP LAKE MEAD LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP LML LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP MAGIC STAR LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP RANCHO LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP SANTA FE LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP TEXAS LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP GREEN VALLEY LLC,
a Nevada limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

NP AUBURN DEVELOPMENT LLC,
a California limited liability company
By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

FE OPCO MANAGEMENT LLC,
a Delaware limited liability company
By:     Fertitta Entertainment LLC, its member

By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary

REAFFIRMATION OF GUARANTY

THE UNDERSIGNED HEREBY CONSENTS TO THIS AMENDMENT AS GUARANTOR UNDER THE GUARANTY DATED JUNE 16, 2011 IN RESPECT OF THE ABOVE REFERENCED MANAGEMENT AGREEMENT AND HEREBY REAFFIRMS ITS OBLIGATIONS UNDER SUCH GUARANTY OF THE ABOVE REFERENCED MANAGEMENT AGREEMENT, AS HERETOFORE AMENDED AND AS AMENDED HEREBY.

FERTITTA ENTERTAINMENT LLC

By:    /s/ Richard Haskins_________
Name:    Richard Haskins
Title:    Secretary